UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2014

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
(Address of Principal Executive Offices)		(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On 18 September 2014, Air Products and Chemicals, Inc. (the “Company”) announced plans to restructure the Company, including realignment of the Company’s businesses into new reporting segments and organizational changes.

Mr. Seifi Ghasemi, Chairman, President and Chief Executive Officer of the Company will make a presentation on the Company’s restructuring, future objectives and financial guidance for the fiscal 2014 fourth quarter at the Credit Suisse Basic Materials Conference at 9 a.m. EDT on 18 September 2014. The event will be audio webcast. A link to the webcast and presentation slides will be available on the Company’s Investor Relations Overview page at www.airproducts.com. A copy of the presentation slides is attached as Exhibit 99.1

Pursuant to General Instruction B.2 of Form 8-K, the information contained in the presentation slides furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

8.01   Other Events

The press release announcing the reorganization is attached as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

d.	Exhibits

99.1	Credit Suisse Basic Materials Conference -Presentation Slides

99.2	Press Release dated September 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: September 18, 2014	By:	/s/ Mary T. Afflerbach
Mary T. Afflerbach
Corporate Secretary and Chief Governance Officer

Exhibit Index

Exhibit No.	Description

99.1	Credit Suisse Basic Materials Conference – Presentation Slides

99.2	Press Release dated September 18, 2014

4